MORGAN STANLEY AIRCRAFT FINANCE
                             Report to Noteholders
               All amounts in US dollars unless otherwise stated


Payment Date                              15th of each month
Convention                                Modified Following Business Day
Current Payment Date                      16-Aug-99
Current Calculation Date                  10-Aug-99
Previous Payment Date                     15-Jul-99
Previous Calculation Date                 9-Jul-99
--------------------------------------------------------------------------------

1. Account Activity Summary between Calculation Dates

----------------------------------------------------------------------------------------------------------
                                         Prior          Deposits        Withdrawals         Balance on
                                        Balance                                          Calculation Date
                                       9-Jul-99                                             10-Aug-99
----------------------------------------------------------------------------------------------------------
Expense Account                      4,541,500.05       747,116.74     (1,978,634.21)      3,309,982.58
Collection Account                  11,845,793.29    10,014,413.53    (11,845,796.29)     10,014,410.53
Aircraft Purchase Account                       -                -                 -                  -
Liquidity Reserve cash balance      25,000,000.00                -                 -      25,000,000.00
----------------------------------------------------------------------------------------------------------
Total                               42,111,887.45    10,761,530.27    (13,824,430.50)     38,324,393.11
----------------------------------------------------------------------------------------------------------

2. Analysis of Expenses Account Activity

----------------------------------------------------------------------------------------------------------
Opening Balance on Previous Calculation Date                                               4,541,500.05
Transfer from Collection Account on previous Payment Date                                    747,116.74
Permitted Aircraft Accrual
Interim Transfer to Collection Account                                                       (19,655.64)
Interest Income                                                                               19,655.64
Balance on current Calculation Date
 - Payments on previous payment date                                                        (576,952.30)
 - Interim payments                                                                       (1,401,681.91)
 - other
----------------------------------------------------------------------------------------------------------
Balance on current Calculation Date                                                        3,309,982.58
----------------------------------------------------------------------------------------------------------

3. Analysis of Collection Account Activity

----------------------------------------------------------------------------------------------------------
Opening Balance on Previous Calculation Date                                              11,845,793.29
Collections during period
 - lease rentals                                                                           7,650,081.00
 - maintenance reserves                                                                    2,076,417.00
 - other leasing income                                                                      132,172.00
 - interest income                                                                           136,087.89
 - interim transfer from Expense A/C                                                          19,655.64
Transfers from Aircraft Purchase Account                                                              -
Drawings under Credit or Liquidity Enhancement Facilities                                             -
Repayment of Drawings under Credit or Liquidity Enhancement Facilities                                -
Transfer to Expense Account on previous Payment Date
 - Required Expense Amount                                                                  (747,116.74)
 - Permitted Aircraft Modifications
Net Swap payments on previous Payment Date                                                  (876,875.00)
Aggregate Note Payments on previous Payment Date                                         (10,221,804.55)
Interim Transfer to Expense Account
----------------------------------------------------------------------------------------------------------
Balance on current Calculation Date                                                       10,014,410.53
----------------------------------------------------------------------------------------------------------

Analysis of Liquidity Reserve Amount
First Collection Account Reserve                                                          15,000,000.00
Second Collection Account Reserve                                                         10,000,000.00
Morgan Stanley Facility                                                                   10,000,000.00
ILFC Facility
   - Letter of Credit                                                  10,000,000.00
   - Cash Security Deposits                                            20,003,351.00      30,003,351.00
                                                                                     -------------------
Liquidity Reserve Amount                                                                  65,003,351.00
                                                                                     -------------------
Minimum Liquidity Reserve Amount                                                          15,000,000.00

----------------------------------------------------------------------------------------------------------

                        MORGAN STANLEY AIRCRAFT FINANCE
                             Report to Noteholders
               All amounts in US dollars unless otherwise stated


Current Payment Date                      16-Aug-99
Current Calculation Date                  10-Aug-99
Previous Payment Date                     15-Jul-99
Previous Calculation Date                 9-Jul-99

----------------------------------------------------------------------------------------------------------
Balance in Collection Account                                                             10,014,410.53
Liquidity Reserve Amount                                                                  65,003,351.00
                                                                                      -----------------
Available Collections                                                                     75,017,761.53
                                                                                      =================

3. Analysis of Collection Account Activity (Continued)
----------------------------------------------------------------------------------------------------------
Analysis of Current Payment Date Distributions

(I)         Required Expense Amount                                                        2,506,893.76
(II)  a)    Class A Interest but excluding Step-up                                         3,127,804.20
      b)    Swap Payments other than subordinated swap payments                              658,381.94
(iii) a)    Repayment of Primary Eligible Credit Facilities                                        -
      b)    First Collection Account top-up (Minimum liquidity reserve $15 m)             15,000,000.00
(iv)        Class A Minimum principal payment                                                      -
(v)         Class B Interest                                                                 478,365.69
(vi)        Class B Minimum principal payment                                                319,635.38
(vii)       Class C Interest                                                                 575,000.00
(viii)      Class C Minimum principal payment                                                         -
(ix)        Class D Interest                                                                 797,500.00
(x)         Class D Minimum principal payment                                                      -
(xi)  a)    Secondary Eligible Credit Facilities (ILFC and Morgan Stanley Facilities)              -
      b)    Second collection account top-up                                              50,003,351.00
(xii)       Class A Scheduled principal                                                            -
(xiii)      Class B Scheduled principal                                                            -
(xiv)       Class C Scheduled principal                                                            -
(xv)        Class D Scheduled principal                                                            -
(xvi)       Permitted accruals for Modifications
(xvii)      Step-up interest                                                                       -
(xviii)     Beneficial interest                                                                    -
(xix)       Class A Supplemental principal                                                 1,550,829.55
(xx)        Class B Supplemental principal                                                         -
(xxi)       Class D Redemption Price                                                               -
(xxii)      Class C Redemption Price                                                               -
(xxiii)     Class B Redemption Price                                                               -
(xxiv)      Class A Redemption Price                                                               -
(xxv)       Subordinated Swap payments                                                             -
(xxvi)      all remaining amounts to holders of Beneficial interests
            Total Payments with respect to Payment Date                                   75,017,761.53
            less collection Account Top Ups (iii) (b) and (xi) (b) above                  65,003,351.00

                                                                                       ----------------
                                                                                          10,014,410.53
                                                                                       ================

----------------------------------------------------------------------------------------------------------

                        MORGAN STANLEY AIRCRAFT FINANCE
                             Report to Noteholders
               All amounts in US dollars unless otherwise stated


Current Payment Date                      16-Aug-99
Current Calculation Date                  10-Aug-99
Previous Payment Date                     15-Jul-99
Previous Calculation Date                 9-Jul-99

---------------------------------------------------------------------------------------------------------

4. Payments on the Notes by Subclass

---------------------------------------------------------------------------------------------------------
                                                        Subclass          Subclass           Subclass
(a) Floating Rate Notes                                   A-1                A-2               B-1

---------------------------------------------------------------------------------------------------------
Applicable LIBOR                                           5.18000%          5.18000%           5.18000%
Applicable Margin                                           0.2100%           0.3500%            0.6500%
Applicable Interest Rate                                   5.39000%          5.53000%           5.83000%
Day Count                                                   Act/360           Act/360            Act/360
Actual Number of Days                                            32                32                 32
Interest Amount Payable                                1,916,444.44      1,211,359.76         478,365.69
Step-up Interest Amount Payable                                   -         NA                 NA
---------------------------------------------------------------------------------------------------------
Total Interest Paid                                    1,916,444.44      1,211,359.76         478,365.69
---------------------------------------------------------------------------------------------------------

Expected Final Payment Date                               15-Mar-00         15-Sep-05          15-Mar-13
Excess Amortisation Date                                  15-Mar-00         15-Apr-98          15-Apr-98
---------------------------------------------------------------------------------------------------------
Original Balance                                     400,000,000.00    340,000,000.00     100,000,000.00
Opening Outstanding Principal Balance                400,000,000.00    246,433,946.93      92,308,988.29
---------------------------------------------------------------------------------------------------------
Extended Pool Factors                                       100.00%            87.90%             98.28%
expected Pool Factors                                       100.00%            81.96%             94.45%
---------------------------------------------------------------------------------------------------------
Extension Amount                                                  -                 -                  -
expected Pool Factor Amount                                       -                 -                  -
Surplus Amortisation                                              -      1,550,829.55         319,635.38
---------------------------------------------------------------------------------------------------------
Total Principal Distribution Amount                               -      1,550,829.55         319,635.38
---------------------------------------------------------------------------------------------------------
Redemption Amount
- amount allocable to principal
- amount allocable to premium
---------------------------------------------------------------------------------------------------------
Closing Outstanding Principal Balance                400,000,000.00    244,883,117.38      91,989,352.91
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

(b) Fixed Rate Notes                                       C-1               D-1

--------------------------------------------------------------------------------------
Applicable Interest Rate                                   6.90000%          8.70000%
Day count                                                  30 / 360          30 / 360
Number of Days                                                   30                30
Interest Amount Payable                                  575,000.00        797,500.00
--------------------------------------------------------------------------------------
Total Interest Paid                                      575,000.00        797,500.00
--------------------------------------------------------------------------------------
Expected Final Payment Date                               15-Mar-13         15-Mar-14
Excess Amortisation Date                                  15-Mar-13         15-Mar-10
Opening Outstanding Principal Balance                100,000,000.00    110,000,000.00
--------------------------------------------------------------------------------------
Extended Pool Factors                                       100.00%           100.00%
expected Pool Factors                                       100.00%           100.00%
--------------------------------------------------------------------------------------
Extended Amount                                                   -                 -
expected Pool Factor amount                                       -                 -
--------------------------------------------------------------------------------------
Total Principal Distribution Amount                               -                 -
--------------------------------------------------------------------------------------
Redemption Amount                                                 -                 -
- amount allocable to principal                                   -                 -
- amount allocable to premium                                     -                 -
--------------------------------------------------------------------------------------
Closing Outstanding Principal Balance                100,000,000.00    110,000,000.00
--------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

                        MORGAN STANLEY AIRCRAFT FINANCE
                             Report to Noteholders
               All amounts in US dollars unless otherwise stated


Current Payment Date                      16-Aug-99
Current Calculation Date                  10-Aug-99
Previous Payment Date                     15-Jul-99
Previous Calculation Date                 9-Jul-99

--------------------------------------------------------------------------------

5. Floating Rate Note information for next Interest Accrual Period

Start of Interest Accrual Period          16-Aug-99
End of Interest Accrual Period            15-Jun-99
Reference Date                            12-Aug-99

--------------------------------------------------------------------------------

                                               A-1          A-2           B-1

--------------------------------------------------------------------------------
Applicable LIBOR                             5.26875%     5.26875%      5.26875%
Applicable Margin                             0.2100%      0.3500%       0.6500%
Applicable Interest Rate                     5.47875%      5.6188%       5.9188%
Actual Pool Factor                            100.00%       72.02%        91.99%

--------------------------------------------------------------------------------

-------------------------------------------------------------------

Fixed Rate Notes                               C-1          D-1

-------------------------------------------------------------------

Actual Pool Factor                            100.00%      100.00%

-------------------------------------------------------------------

--------------------------------------------------------------------------------

6. Payments per $ 100,000 Inital Outstanding Principal Balance of Notes

--------------------------------------------------------------------------------

(a) Floating Rate Notes                        A-1          A-2           B-1

--------------------------------------------------------------------------------

Opening Outstanding Principal Balance      100,000.00    72,480.57     92,308.99
Total Principal Payments                            -       456.13        319.64
Closing Outstanding Principal Balance      100,000.00    72,024.45     91,989.35

Total Interest                                 479.11       356.28        478.37
Total Premium                                       -            -             -

--------------------------------------------------------------------------------

-------------------------------------------------------------------

(b) Fixed Rate Notes                           C-1          D-1

-------------------------------------------------------------------

Opening Outstanding Principal Balance      100,000.00   100,000.00
Total Principal Payments                            -            -
Closing Outstanding Principal Balance      100,000.00   100,000.00

Total Interest                                 575.00       725.00
Total Premium                                       -            -

-------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                          % of Prospectus Gross
                                                                                                              Lease Revenues
--------------------------------------------------------------------------------------------------    ------------------------------
                                              Aug-15-99      Actual      Prospectus*    Variance        Actual Prospectus*  Variance
                                                            To Date        To Date
--------------------------------------------------------------------------------------------------    ------------------------------
Cash Collections

Gross Lease Rentals                                       171,585,190    188,853,487  (17,268,297)       90.9%    100.0%     -9.1%
Other leasing income                                        2,714,444                   2,714,444         1.4%      0.0%      1.4%
Security Deposits                                           4,006,650                   4,006,650         2.1%                2.1%
Repossession/Stress Related Costs - Actual                 (1,787,648)    (8,498,407)   6,710,759        -0.9%     -4.5%      3.6%
Repossession/Stress Related Costs - Accrued**                 (45,015)                                    0.0%      0.0%      0.0%
                                                        ------------------------------------------    -----------------------------
Net Lease Rentals                                         176,473,620    180,355,080   (3,836,445)       93.4%     95.5%     -2.0%

Maintenance Receipts                                       25,088,973              0   25,088,973        13.3%      0.0%     13.3%
Maintenance Expenses- Actual                              (11,453,519)             0  (11,453,519)       -6.1%      0.0%     -6.1%
Maintenance Expenses - Accrued**                           (4,958,983)                 (4,958,983)       -2.6%      0.0%     -2.6%
                                                        ------------------------------------------    -----------------------------
Net Maintenance                                             8,676,471              0    8,676,471         4.6%      0.0%      4.6%

Interest Received                                           3,349,796      2,031,533    1,318,263         1.8%      1.1%      0.7%
                                                        ------------------------------------------    -----------------------------
Total Cash Collections                                    188,499,887    182,386,612    6,158,289        99.8%     96.6%      3.3%

Cash Expenses

Cash Operating Expenses

 - Insurance, re-leasing and other costs - Actual          (1,647,148)    (6,609,872)   4,962,724        -0.9%     -3.5%      2.6%
 - Insurance, re-leasing and other costs - Accrued**          (94,952)                    (94,952)       -0.1%      0.0%     -0.1%
                                                        ------------------------------------------    -----------------------------
subtotal                                                   (1,742,100)    (6,609,872)   4,867,772        -0.9%     -3.5%      2.6%

SG&A

 - Servicer Fees                                           (6,997,669)    (8,057,504)   1,059,835        -3.7%     -4.3%      0.6%
 - Other Servicer provider fees and Overhead - Actual      (3,852,129)    (4,725,166)     873,037        -2.0%     -2.5%      0.5%
 - Other Servicer provider fees and Overhead - Accrued**      (93,472)                    (93,472)        0.0%      0.0%      0.0%
                                                        ------------------------------------------    -----------------------------
subtotal                                                  (10,943,270)   (12,782,670)   1,839,401        -5.8%     -6.8%      1.0%

                                                        ------------------------------------------    -----------------------------
Total Cash Expenses                                       (12,685,369)   (19,392,542)   6,707,173        -6.7%    -10.3%      3.6%

--------------------------------------------------------------------------------------------------    -----------------------------
NET CASH COLLECTIONS                                      175,814,517    162,994,070   12,820,447        93.1%     86.3%      6.8%
--------------------------------------------------------------------------------------------------    -----------------------------

Exceptional Items

 - THY Note Distribution                                   27,143,085     27,143,085            0        14.4%     14.4%      0.0%
--------------------------------------------------------------------------------------------------    -----------------------------
TOTAL NET CASH COLLECTIONS                                202,957,602    190,137,155   12,820,447       107.5%    100.7%      6.8%
--------------------------------------------------------------------------------------------------    -----------------------------

Interest Payments (Net of Swap effects)                    99,830,072    101,814,109   (1,984,038)       52.9%     53.9%     -1.1%
Principal Payments
A-1                                                                 0              0            0         0.0%      0.0%      0.0%
A-2                                                        95,116,883     80,312,399   14,804,484        50.4%     42.5%      7.8%
B-1                                                         8,010,647      8,010,647           (0)        4.2%      4.2%      0.0%
C-1                                                                 0              0            0         0.0%      0.0%      0.0%
D-1                                                                 0              0            0         0.0%      0.0%      0.0%
                                                        ------------------------------------------    -----------------------------
subtotal                                                  103,127,530     88,323,046   14,804,484        54.6%     46.8%      7.8%

--------------------------------------------------------------------------------------------------    -----------------------------
Total Payments to Noteholders                             202,957,602    190,137,155   12,820,447       107.5%    100.7%      6.8%
--------------------------------------------------------------------------------------------------    -----------------------------

Benefical Interest Distributions                                   (0)             0           (0)        0.0%      0.0%      0.0%
--------------------------------------------------------------------------------------------------    -----------------------------

*Prospectus Cash Collections and Cash Expenses have been adjusted for non-delivery of THY Aircraft, msn 25272.
**Accrued Expenses have been allocated to relevant expense categories.
Total Accrued Expenses on Payment Date:      (5,192,422)
                                              ---------
